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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):       October 13, 1999
                                                  ------------------------------




                           SMARTALK TELESERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


        California                    0-21579                95-4502740
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(State or Other Jurisdiction     (Commission File          (IRS Employer
    of Incorporation)                 Number)            Identification No.)



6543 Commerce Parkway, Suite E, Dublin, Ohio                   43017
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:        (614) 760-9991
                                                    ----------------------------



             5080 Tuttle Crossing Boulevard, Dublin, Ohio 43016-3566
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             (Former Name or Address, if Changed Since Last Report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



Appointment of New Auditor. Effective October 13, 1999, the registrant engaged Saltz Shamis & Goldfarb ("SSG") as the principal accountant to audit the registrant's financial statements.

During the registrant's two most recent fiscal years and the subsequent interim period preceding the engagement of SSG, neither the registrant (nor anyone on the registrant's behalf) has consulted SSG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that SSG concluded was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SMARTALK TELESERVICES, INC.


Date: November 4, 1999                  By: /s/ Eugene I. Davis
                                            ------------------------------------
                                             Name:  Eugene I. Davis
                                             Title: Chief Executive Officer